                                               Filed Pursuant to Rule 497(e) of
                                                     the Securities Act of 1933


                                                                 August 1, 2015

                                 Pioneer Funds

      Supplement to the Prospectus and Summary Prospectuses, as in effect and as may be amended from time to time, for:

     Fund                                               Date of Prospectus
     ----                                               ------------------

     Pioneer Dynamic Credit Fund                        August 1, 2015
     Pioneer Fundamental Growth Fund                    August 1, 2015
     Pioneer Multi-Asset Ultrashort Income Fund         August 1, 2015



Pioneer Investment Management, Inc. (the "Adviser"), each fund's investment adviser, is currently an indirect, wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit"). On April 23, 2015, UniCredit announced that it signed a preliminary and exclusive agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as drescribed in the UniCredit announcement, establishment of a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including the Adviser. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The completion of the Transaction is subject to the signing of a definitive agreement, as well as certain regulatory and corporate approvals, and other conditions.

Under the Investment Company Act of 1940, completion of the Transaction will cause each fund's current investment advisory agreement with the Adviser to terminate. In connection with the Transaction, each fund's Board of Trustees will be asked to approve a new investment advisory agreement for each fund. If approved by the Board, each fund's new investment advisory agreement will be submitted to the shareholders of the fund for their approval.

                                                                  28759-00-0815
                                       (C) 2015 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC